Exhibit 10.8

                      ALBEMARLE CORPORATION
                       1998 INCENTIVE PLAN

                      ALBEMARLE CORPORATION
                       1998 INCENTIVE PLAN
                       -------------------


                           ARTICLE I


                          DEFINITIONS
                          -----------

    1.01. Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.

    1.02. Affiliate means any "subsidiary" or "parent" corporation

    (within the meaning of Code section 424) of the Company.

    1.03. Agreement means a written agreement (including any

    amendment or supplement thereto) between the Company and a

    Participant specifying the terms and conditions of an award of

    Restricted Stock, Performance Share award, or an Option or SAR, an

    Incentive Award or a combination thereof, granted to such

    Participant.

    1.04. Board means the Board of Directors of the Company.

    1.05. Change in Control has the same meaning as is given that defined term in the Albemarle Corporation Supplemental Benefits

    Trust.

    1.06. Code means the Internal Revenue Code of 1986, and any amendments thereto.

    1.07. Committee means the Executive Compensation Committee of the Board.

    1.08. Common Stock means the Common Stock of the Company.

    1.09. Company means Albemarle Corporation.

    1.10. Control Change Date has the same meaning as is given that defined term in the Albemarle Corporation Supplemental

    Benefits Trust.

    1.11. Corresponding SAR means an SAR that is granted in

    relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the

    Option to which the SAR relates.

    1.12. Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock

    Exchange composite tape on such date, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Administrator may select.

    1.13. Incentive Award means an award which, subject to such terms and conditions as may be prescribed by the Administrator,

    entitles the Participant to receive a payment in cash or Common

    Stock in an amount determined by the Administrator.

    1.14. Initial Value means, with respect to a Corresponding

    SAR, the option price per share of the related Option, and with respect to an SAR granted independently of an Option, the Fair

    Market Value of one share of Common Stock on the date of grant.

    1.15. Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

    1.16. Participant means an employee of the Company or an

    Affiliate, including an employee who is a member of the Board, or an individual who provides services to the Company or an Affiliate who satisfies the requirements of Article IV and is selected by the Administrator to receive a Restricted Stock award,

    Performance Share award, an Option, an SAR, an Incentive Award or a combination thereof.

    1.17. Performance Shares means an award which, in accordance with and subject to an Agreement, will entitle the Participant, or his estate or beneficiary in the event of the Participant's death,

    to receive cash or an award of Restricted Stock or a combination thereof.

    1.18. Plan means the Albemarle Corporation 1998 Incentive

    Plan.

    1.19. Restricted Stock means Common Stock awarded to a

    Participant under Article IX.  Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

    1.20. SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement.  In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value.  References to "SARs" include both

    Corresponding SARs and SARs granted independently of Options,

    unless the context requires otherwise.

    1.21. Ten Percent Shareholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate.  An individual shall be considered to own any voting stock owned

    (directly or indirectly) by or for his brothers, sisters, spouse,

    ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                        ARTICLE II

                         PURPOSES
                         --------

         The Plan is intended to assist the Company in recruiting

    and retaining individuals with ability and initiative who provide services to the Company or an Affiliate by enabling such persons to participate in its future success and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the award of Performance Shares and shares of

    Restricted Stock, the grant of SARs, the grant of both Options qualifying under Code section 422 ("incentive stock options") and

    Options not so qualifying, and the grant of Incentive Awards.  No

    Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.  The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

                       ARTICLE III

                      ADMINISTRATION
                      --------------


         The Plan shall be administered by the Administrator.

    The Administrator shall have authority to award Performance Shares and Restricted Stock and to grant Options, SARs and Incentive

    Awards upon such terms (not inconsistent with the provisions of the

    Plan) as the Administrator may consider appropriate.  Such terms may include conditions (in addition to those contained in the Plan)

    on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock,

    Performance Shares, or an Incentive Award, including by way of example and not limitation, requirements that the Participant complete a specified period of employment with the Company or an

    Affiliate or that the Company achieve a specified level of financial performance or financial return.  Notwithstanding any such conditions, the Administrator may, in its discretion,

    accelerate the time at which any Option or SAR may be exercised,

    the time at which Restricted Stock may become transferable or nonforfeitable, or the time at which Performance Shares or

    Incentive Awards are earned.  In addition, the Administrator shall have complete authority to interpret all provisions of the Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan;

    and to make all other determinations necessary or advisable for the administration of the Plan.  The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of the Plan shall be final and conclusive.

    Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to the Plan or any Agreement, Option, SAR, Incentive Award, award of Performance

    Shares, or Restricted Stock award.  All expenses of administering the Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or

    more officers of the Company or the Executive Committee of the

    Board, all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities

    Exchange Act of 1934, as in effect from time to time.  The

    Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the

    Committee's delegate or delegates that were consistent with the terms of the Plan.


                        ARTICLE IV

                        ELIGIBILITY
                        ------------

    4.01. General.  Any employee of the Company or an Affiliate

    (including a corporation that becomes an Affiliate after the adoption of the Plan) or a person who provides services to the

    Company or an Affiliate (including a corporation that becomes an

    Affiliate after the adoption of the Plan) is eligible to

    participate in the Plan if the

    Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an

    Affiliate. Directors of the Company who are employees of the

    Company or an Affiliate may be selected to participate in the Plan.

    A person who is a member of the Committee may not be granted

    Options or SARs, or awarded Restricted Stock, Performance Shares,

    or Incentive Awards under the Plan.

    4.02. Grants.  The Administrator will designate individuals to whom shares of Restricted Stock or Performance Shares are to be awarded and to whom Incentive Awards, Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant.  An Option may be granted with or without a related SAR.  An SAR may be granted with or without a related Option.  Each award of Performance Shares, each Incentive

    Award, each Restricted Stock award, and all grants of Options and

    SARs under the Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of the Plan and to such other provisions as the Administrator may adopt.  No Participant may be granted incentive stock options or related SARs (under all incentive stock option plans of the Company and its Affiliates)

    that are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) that exceeds the limitation prescribed by Code section

    422(d).  The preceding annual limitation shall not apply with respect to Options that are not incentive stock options.

    4.03. Limitation.  No Participant may be granted Options and

    SARs that are not related to Options in any calendar year for more than 200,000 shares of Common Stock.  For purposes of the preceding sentence, an Option and Corresponding SAR are treated as a single award.  In addition, no Participant may, in any calendar year, be awarded, in the aggregate, Restricted Stock, Performance Shares,

    and/or Incentive Awards covering more than 100,000 shares of Common

    Stock.

                        ARTICLE V

                  STOCK SUBJECT TO PLAN
                  ---------------------

         Upon the award of shares of Restricted Stock the Company

    may issue shares of Common Stock from its authorized but unissued

    Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant's broker if the

    Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of

    Options and SARs, the award of Restricted Stock, or in settlement of Incentive Awards under the Plan is 3,000,000 shares.  Subject to the limitations set forth in the preceding sentence, the maximum aggregate number of shares that may be issued pursuant to the exercise of Options is 2,000,000.  The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be subject to adjustment as provided in Article XII.  If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common

    Stock allocated to the Option or portion thereof

    may be reallocated to other Options, SARs, Restricted Stock awards,

    Incentive Awards, and awards of Performance Shares to be granted under the Plan.  If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related

    Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs,

    Restricted Stock awards, Incentive Awards, and awards of

    Performance Shares to be granted under the Plan.  If an award of

    Restricted Stock is forfeited, in whole or in part, the number of shares of Common Stock allocated to the award of Restricted Stock or portion thereof may be reallocated to other Options, SARs,

    Restricted Stock awards, Incentive Awards, and awards of

    Performance Shares to be granted under the Plan.  If an award of

    Performance Shares is forfeited, in whole or in part, without the issuance of an award of Restricted Stock, the number of shares of

    Common Stock allocated to the award of Performance Shares or portion thereof may be reallocated to other Options, SARs,

    Restricted Stock awards, Incentive Awards, and awards of

    Performance Shares to be granted under the Plan.

                        ARTICLE VI

                       OPTION PRICE
                       ------------

         The price per share for Common Stock to be purchased on

    the exercise of an Option shall be determined by the Administrator on the date of grant; provided, however, that the price per share for Common Stock to be purchased on the exercise of any Option that is an incentive stock option shall not be less than the Fair Market

    Value on the date the Option is granted and provided further that the price per share shall not be less than 110% of such Fair Market

    Value in the case of an incentive stock option granted to a

    Participant who is a Ten Percent Shareholder on the date such incentive stock option is granted.


                       ARTICLE VII

               EXERCISE OF OPTIONS AND SARS
               ----------------------------

    7.01. Maximum Option or SAR Period.  The maximum period in which an Option or SAR may be exercised shall be determined by the

    Administrator on the date of grant, except that no Option that is an incentive stock option or its Corresponding SAR shall be exercisable after the expiration of ten years from the date such

    Option or Corresponding SAR was granted.  In the case of an incentive stock option or its Corresponding SAR that is granted to a participant who is a Ten Percent Shareholder, such Option and

    Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant.  The terms of any Option that is an incentive stock option or Corresponding SAR may provide that it is exercisable for a period less than such maximum period.

    7.02. Nontransferability.  Any Option or SAR granted under the

    Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the

    Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons.  During the lifetime of the

    Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for,

    or subject to, any lien, obligation, or liability of such

    Participant.

    7.03. Transferable Options and SARs.  Section 7.02 to the

    contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option or an SAR, other than a

    Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children,

    grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time.  The holder of an Option or SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option or SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option or SAR except by will or the laws of descent and distribution.  An Option or its Corresponding SAR may only be transferred if the awards are transferred to the same person or persons or entity or entities.

    7.04. Employee Status.  For purposes of determining the

    applicability of Code section 422 (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or
    service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

    7.05. Change in Control.  Section 7.01 to the contrary

    notwithstanding, upon a Control Change Date each Option or SAR then outstanding shall be fully exercisable thereafter in accordance with the terms of the applicable Agreement.

    7.06. Performance Objectives.  The Committee may prescribe that an Option or SAR is exercisable only to the extent that certain performance objectives are attained.  Such performance objectives may be based on one or more of the Company's, an

    Affiliate's or a business unit's (i) gross, operating or net earnings before or after taxes, (ii) return on equity, (iii) return on capital, (iv) return on sales, (v) return on assets or net assets, (vi) earnings per share, (vii) cash flow per share,

    (viii) book value per share, (ix) earnings growth, (x) sales growth, (xi) volume growth, (xii) cash flow (as defined by the

    Committee), (xiii) Fair Market Value, (xiv) share price or total shareholder return, (xv) market share, (xvi) economic value added,

    (xvii) market value added, (xviii) productivity, (xix) level of expenses, (xx) quality, (xxi) safety, (xxii) customer satisfaction,

    (xxiii) product development or improvement, (xxiv) peer group comparisons of any of the aforementioned objectives or (xxv) such other performance objectives, if any, as may be determined by the

    Committee.  If the Committee, on the date of the award, prescribes that an Option or SAR shall become exercisable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the Option or SAR shall become exercisable only to the extent the Committee certifies that such objectives have been achieved.


                       ARTICLE VIII

                    METHOD OF EXERCISE
                    ------------------

    8.01. Exercise.  Subject to the provisions of Articles VII and

    XIII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided,

    however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related

    Option is exercisable and when the Fair Market Value exceeds the option price of the related Option.  An Option or SAR granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option or SAR could be exercised.  A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with the Plan and the applicable Agreement with respect to the remaining shares subject to the Option or related to the

    SAR.  The exercise of either an Option or a Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

    8.02. Payment.  Unless otherwise provided by the Agreement,

    payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator.

    Subject to rules established by the Committee, payment of all or part of the Option price may be made with shares of Common Stock of the Company.  If Common Stock is used to pay all or part of the

    Option price, the sum of the cash and cash equivalent and the Fair

    Market Value of the shares (determined as of the day preceding the date of exercise) must not be less than the Option Price of shares for which the Option is being exercised.

    8.03. Determination of Payment of Cash and/or Common Stock

    Upon Exercise of SAR.  At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.

    No fractional share shall be deliverable upon the exercise of an

    SAR but a cash payment will be made in lieu thereof.

    8.04. Shareholder Rights.  No Participant shall have any

    rights as a stockholder with respect to shares subject to his

    Option or SAR until the date of exercise of such Option or SAR.


                        ARTICLE IX

                     RESTRICTED STOCK
                     ----------------

    9.01. Award.  In accordance with the provisions of Article IV and subject to the limitations set forth in Article V, the

    Administrator will designate each individual to whom an award of

    Restricted Stock is to be made and will specify the number of shares of Common Stock covered by the award.

    9.02. Vesting.  The Administrator, on the date of the award,

    must prescribe that a Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time or until satisfaction of such conditions as are set forth in the

    Agreement.  By way of example and not of limitation, the

    restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term or if the Company, the Company and its Affiliates or the Participant fails to achieve stated

    objectives.


    9.03. Performance Objectives.  In accordance with Section

    9.02, the Committee may prescribe that awards of Restricted Stock will become vested or transferable or both based on objectives stated with respect to one or more of the Company's, an Affiliate's or a business unit's (i) gross, operating or net earnings before or after taxes, (ii) return on equity, (iii) return on capital,

    (iv) return on sales, (v) return on assets or net assets,

    (vi) earnings per share, (vii) cash flow per share, (viii) book value per share, (ix) earnings growth, (x) sales growth,

    (xi) volume growth, (xii) cash flow (as defined by the Committee),

    (xiii) Fair Market Value, (xiv) share price or total shareholder return, (xv) market share, (xvi) economic value added,

    (xvii) market value added, (xviii) productivity, (xix) level of expenses, (xx) quality, (xxi) safety, (xxii) customer satisfaction,

    (xxiii) product development or improvement, (xxiv) peer group comparisons of any of the aforementioned objectives or (xxv) such other performance objectives, if any, as may be determined by the

    Committee.  If the Committee, on the date of the award, prescribes that a Restricted Stock award shall
    become nonforfeitable and transferrable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Restricted Stock award shall become nonforfeitable and transferrable only to the extent the Committee certifies that such objectives have been achieved.

    9.04. Change in Control.  Sections 9.02 and 9.03 to the

    contrary notwithstanding, upon a Control Change Date each

    Restricted Stock award then outstanding will become transferable and nonforfeitable in accordance with the terms of the applicable

    Agreement.

    9.05. Shareholder Rights.  If, and as provided in the

    Agreement, prior to their forfeiture, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, how-

    ever, that (i) a Participant may not sell, transfer, pledge,

    exchange, hypothecate, or otherwise dispose of Restricted Stock,

    (ii) the Company shall retain custody of the certificates

    evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power or powers, endorsed in blank, with respect to each award of Restricted Stock.  The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.

                        ARTICLE X

                     INCENTIVE AWARDS
                     ----------------

    10.01.     Awards.  The Administrator shall designate Participants

    to whom Incentive Awards are made for annual incentive payments.

    All Incentive Awards shall be finally determined exclusively by the

    Administrator under the procedures established by the

    Administrator; provided, however, that in any calendar year no

    Participant may receive an Incentive Award for an amount in excess of $1.0 million.

    10.02.     Terms and Conditions.  The Administrator, at the time an

    Incentive Award is made, shall specify the terms and conditions which govern the award.  Such terms and conditions may include, by way of example and not of limitation, requirements that the

    Participant complete a specified period of employment with the

    Company or an Affiliate or that the Company, Affiliate, or the

    Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Award.  Such performance objectives or goals may be based on one or more of the Company's, an Affiliate's or a business unit's (i) gross, operating or net earnings before or after taxes, (ii) return on equity, (iii) return on capital,

    (iv) return on sales, (v) return on assets or net assets,

    (vi) earnings per share, (vii) cash flow per share, (viii) book value per share, (ix) earnings growth, (x) sales growth,

    (xi) volume growth, (xii) cash flow (as defined by the Committee),

    (xiii) Fair Market Value, (xiv) share price or total shareholder return, (xv) market share, (xvi) economic value added,

    (xvii) market value added,

    (xviii) productivity, (xix) level of expenses, (xx) quality,

    (xxi) safety, (xxii) customer satisfaction, (xxiii) product development or improvement, (xxiv) peer group comparisons of any of the aforementioned objectives or (xxv) such other performance objectives, if any, as may be determined by the

    Committee.  If the Committee, on the date of the award, prescribes that the Incentive Award shall be earned only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, such Incentive Award shall be earned only to the extent that the Committee certifies that such objectives have been achieved.  The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the

    Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement.

         Except with respect to those Participants who are

    covered employees (as determined under Code section 162(m)(3)) and notwithstanding any other provision of the Plan, the Administrator,

    in its discretion may adjust the terms, conditions or other requirements applicable to Incentive Awards and may increase or decrease the amounts otherwise payable under an Incentive Award, to reflect unusual or extraordinary transactions or events.  The

    Administrator may make such adjustments with respect to one or more

    Participants, with respect to all Participants as to Incentive

    Awards made during a particular year, or with respect to all outstanding Incentive Awards.

    10.03.     Determination of Payment of Cash and/or Common Stock In

    Settlement of An Incentive Award.  At the Administrator's

    discretion, an Incentive Award may be
    settled in cash, Common Stock, or a combination of cash and Common

    Stock.  No fractional share shall be deliverable in settlement of an Incentive Award but a cash payment will be made in lieu thereof.

                         ARTICLE XI

                 PERFORMANCE SHARE AWARDS
                 -------------------------

    11.01.     Award.  In accordance with the provisions of Article IV

    and subject to the limitations set forth in section 4.03, the

    Administrator will designate individuals to whom an award of

    Performance Shares is granted and will specify the number of shares of Common Stock covered by the award.

    11.02.     Earning the Award.  The Administrator, on the date of

    the grant of an award, may prescribe that the Performance Shares,

    or portion thereof, will be earned, and the Participant will be entitled to receive Common Stock pursuant to a Stock Award only upon the satisfaction of certain requirements or the attainment of certain objectives.  By way of example and not of limitation, the restrictions may provide that Performance Shares shall be earned only upon the Participant's completion of a specified period of employment with the Company or an Affiliate or upon the attainment of stated performance objectives or goals.  Such performance objectives or goals may be based on one or more of the Company's,

    an Affiliate's or a business unit's (i) gross, operating or net earnings before or after taxes, (ii) return on equity, (iii) return on capital, (iv) return on sales, (v) return on assets or net assets, (vi) earnings per share, (vii) cash flow per share,

    (viii) book value per share, (ix) earnings growth, (x) sales growth, (xi) volume growth, (xii) cash flow (as defined by the

    Committee), (xiii) Fair Market Value, (xiv) share price or total shareholder return, (xv) market share, (xvi) economic value added,

    (xvii) market value added,

    (xviii) productivity, (xix) level of expenses, (xx) quality,

    (xxi) safety, (xxii) customer satisfaction, (xxiii) product development or improvement, (xxiv) peer group comparisons of any of the aforementioned objectives or (xxv) such

    other performance objectives, if any, as may be determined by the

    Committee.  If the Committee, on the date of the award, prescribes that Performance Shares shall be earned only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, such Performance Shares shall be earned only to the extent the Committee certifies that such objectives have been achieved.

    11.03.     Change in Control.  Section 11.02 to the contrary

    notwithstanding, in accordance with the terms of the applicable

    Agreement, each Performance Share shall be earned and converted into an award of Restricted Stock as of a Control Change Date and such awards of Restricted Stock will become transferable and nonforfeitable thereafter in accordance with the terms of the applicable Agreement.

    11.04.     Shareholder Rights.  No Participant shall, as a result

    of receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance

    Shares is earned and an award of Restricted Stock is made.  If the

    Agreement so provides, a Participant may receive a cash payment equal to the dividends that are payable with respect to the number of shares of Common Stock covered by the award between the date the

    Performance Shares are awarded and the date an award of Restricted

    Stock is made.  A Participant may not sell, transfer, pledge,

    exchange, hypothecate, or otherwise dispose of a Performance Share award or the right to receive Common Stock thereunder other than by will or the laws of
    descent and distribution.  After an award of

    Performance Shares is earned and an award of Restricted Stock is made, a Participant will have all the rights of a shareholder as described in Plan section 9.05.


                       ARTICLE XII

          ADJUSTMENT UPON CHANGE IN COMMON STOCK
          --------------------------------------

         The maximum number of shares as to which Restricted

    Stock may be awarded, as to which Options and SARs may be granted,

    and which may be issued in settlement of Incentive Awards or

    Performance Shares under the Plan shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards,

    Performance Share awards, Incentive Awards, Options, and SARs shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Code section 424 applies or (b) there occurs any other event that, in the judgment of the Committee, necessitates such action.  Any determination made under this Article XII by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any

    class, or securities convertible into shares of stock of any class,

    for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the

    Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof

    shall be made with respect to, outstanding awards of Restricted

    Stock, Performance Shares, Incentive Awards, Options or SARs.

         The Committee may grant Performance Shares, shares of

    Restricted Stock, Incentive Awards, Options, and SARs in

    substitution for performance shares, stock awards, stock options,

    stock appreciation rights, or similar awards held by an individual who is or becomes an employee of the Company or an Affiliate in connection with a transaction described in this Article XII.

    Notwithstanding any provision of the Plan (other than the

    limitations of Article V), the terms of such substituted

    Performance Share awards, Restricted Stock awards, Incentive Awards and Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.


                       ARTICLE XIII

                 COMPLIANCE WITH LAW AND
              APPROVAL OF REGULATORY BODIES
              -----------------------------

         No Option or SAR shall be exercisable, no Common Stock

    shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and

    regulations (including, without limitation, withholding tax requirements), any stock listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the

    Company's shares may be listed.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  Any share
    certificate issued to evidence Common Stock for which shares of Restricted Stock are awarded or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations.  No Option or SAR shall be exercisable, no

    Restricted Stock shall be awarded, no Common Stock shall be issued,

    no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.


                       ARTICLE XIV

                    GENERAL PROVISIONS
                    -------------------

    14.01.     Effect on Employment.  Neither the adoption of the Plan,

    its operation, nor any documents describing or referring to the

    Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an

    Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

    14.02.     Unfunded Plan.  The Plan, insofar as it provides for

    grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan.  Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan.

    No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the

    Company.

    14.03.     Disposition of Stock.  A Participant shall notify the

    Administrator of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the

    Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

    14.04.     Rules of Construction.  Headings are given to the

    articles and sections of the Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

    14.05.     Withholding Taxes.  Each Participant shall be

    responsible for satisfying any income and employment tax

    withholding obligations attributable to participation in the Plan.

    Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an SAR, Performance Share award, or

    Incentive Award) or a cash equivalent acceptable to the Committee.

    Any withholding tax obligations may also be satisfied by

    surrendering shares of Common Stock to the Company, by withholding or reducing the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the vesting of an award of Restricted Stock, or by any other method as may be approved by the Committee. If shares of

    Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the shares surrendered,

    withheld or reduced shall be determined as of the day preceding the date the Option or SAR is exercised, or the Restricted Stock vests, as applicable.

    14.06.     Certain Reduction of Restrictive Payments.  Any benefit,

    payment, accelerated vesting or other right under the Plan may constitute a "parachute payment" (as defined in Code section

    280G(b)(2)(A), but without regard to Code section


    280G(b)(2)(A)(ii)), with respect to a Participant and the

    Participant may incur a liability under Code section 4999.  In accordance with the terms of an Agreement, the Company may reduce or adjust any such parachute payments.



                        ARTICLE XV

                        AMENDMENT
                        ---------

         The Board may amend the Plan from time to time or

    terminate it; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan or (ii) the amendment changes the class of individuals eligible to become Participants.  No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock award,

    Performance Share award, Incentive Award or under any Option or SAR outstanding at the time such amendment is made.

                       ARTICLE XVI

                     DURATION OF PLAN
                     ----------------

         No Performance Shares or shares of Restricted Stock may

    be awarded and no Option, SAR, or Incentive Award may be granted or made under the Plan more than ten years after the earlier of the date that the Plan is adopted by the Board or the date that the

    Plan is approved by shareholders as provided in Article XVII.

    Awards of Restricted Stock, Performance Shares, Incentive Awards,

    and Options and SARs granted before that date shall remain valid in accordance with their terms.




                       ARTICLE XVII

                  EFFECTIVE DATE OF PLAN
                  ----------------------

         Shares of Restricted Stock and Performance Shares may be

    awarded and Options, SARs, and Incentive Awards may be granted or made under the Plan upon its adoption by the Board, provided that no Restricted Stock award, Performance Share award, Incentive

    Award, Option or SAR will be effective unless the Plan is approved by a majority of the votes cast by the Company's shareholders,

    voting either in person or by proxy, at a duly held shareholders'

    meeting provided that the total vote cast for or against adoption of the Plan represents over 50% of the outstanding Common Stock.